EX.99.H(2)

                           [FORM OF] LETTER AGREEMENT
                           Investment Company Capital
                                      Corp.
                                One South Street
                               Baltimore, MD 21202

                                                                          [DATE]

Flag Funds Complex
One South Street
Baltimore, MD 21202

RE: Transfer Agency Services Fee

Dear Sirs:

     In regards to the Transfer Agency Services Appendix to the Master Services Agreement dated September 1, 2000, (the "Agreement") between (i) Flag Investors Communications Fund, Inc., (ii) Flag Investors Equity Partners Fund, Inc., (iii) Flag Investors Emerging Growth Fund, Inc., (iv) Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (v) Flag Investors Real Estate Securities Fund, Inc., (vi) Flag Investors Value Builder Fund, Inc. (vii) Flag Investors Series Funds, Inc.
(viii) Flag Investors Short-Intermediate Income Fund, Inc. and Investment Company Capital Corp., each party to the Agreement agrees that compensation for these services will be based on the schedule attached as Exhibit A.


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                                    EXHIBIT A
                          TRANSFER AGENCY FEE SCHEDULE

I.       REMOTE TRANSFER AGENCY   Cash Reserve Funds, Glenmede Funds

         A.       Base Fee per Cusip                          $ 1306.56/yr

         B.       Account Maintenance and Processing Fees
                  Open Accounts:
                  Daily Accrual                               $ 16.61/yr
                  Daily Accrual (Prime, Tax-Free, Treasury)   $ 30.60/yr
                  Non-Daily/Non-Monthly Distribution          $ 16.08/yr

                  CR/GM Inactive Accounts                     $   1.05/yr
                  Prime, Tax-Free, Treasury Inactive Accts.   $   3.04/yr

                  Check Writing (per draft)                   $    .12/yr

                  Corporate Actions Fund Pricing              $ 972.00/yr


II.      BULK TRANSFER AGENCY    Streetname  Flag, ISI

A.       Base Fee per Cusip
                  Flag Funds                                  $ 3897.00/yr
                  ISI Funds                                   $ 3919.44/yr

B.       Account Maintenance and Processing Fees
                  Open Accounts:
                  Daily Accrual                               $ 21.50/yr
                  Daily Accrual (Flag Cash Reserve Funds)     $ 30.60/yr
                  Non-Daily/Monthly Distribution              $ 13.90/yr
                  Non-Daily/Non-Monthly Distribution          $ 13.35/yr

                  Closed Accounts                             $ 2.17/yr
                  Accounts with Withholding                   $  .88/yr
                  New Account Setup                           $ 3.43
                  Wire Order Trades                           $ 2.86
                  Dealer Maintenance                          $ 2.86
                  Certificate Processing (per deposit/issue)  $ 4.57
                  Checkwriting (per draft)                    $  .23

C.       Commission Fees
                  Contingent Deferred Sales Charge/Sharelot   $ 1.61/acct/yr
                  12(b)-1 (open and closed accounts)          $  .18/cycle


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
                  TASS                                        $ 1.14/acct/yr

III.     PARTIAL TRANSFER AGENCY  non-streetname  Flag , ISI

         A.       Base fee per Cusip
                  Flag Funds                                  $ 3897.00/yr
                  ISI Funds                                   $ 3919.44/yr

B.       Account Maintenance and Processing Fees
                  Open Accounts:
                  Daily Accrual                               $ 21.50/yr
                  Daily Accrual (Flag Cash Reserve Funds)     $ 30.60/yr
                  Non-Daily/Monthly Distribution              $ 16.60/yr
                  Non-Daily/Non-Monthly Distribution          $ 16.06/yr

                  Closed Accounts                             $ 2.17/yr
                  Accounts with Withholding                   $ 1.09/yr
                  New Account Setup                           $ 3.43
                  Wire Order Trades                           $ 2.86
                  Dealer Maintenance                          $ 2.86
                  Certificate Processing (per deposit/issue)  $ 4.57
                  Checkwriting (per draft)                    $  .23

C.       Commission Fees
                  Contingent Deferred Sales Charge/Sharelot   $ 1.61/acct/yr
                  12(b)-1 (open and closed accounts)          $  .18/cycle
                  TASS                                        $ 1.14/acct/yr


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                   Very truly yours,
                   INVESTMENT COMPANY CAPITAL CORP.

                            By:
                               --------------------------------
                            Name:  Richard T. Hale
                            Title: President

                   ACCEPTED AND CONFIRMED:

                   FLAG INVESTORS COMMUNICATIONS FUND, INC.
                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                   DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC. FLAG INVESTORS VALUE BUILDER FUND, INC.
                   FLAG INVESTORS SERIES FUNDS, INC.
                   FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                            By:
                               --------------------------------
                            Name:  Amy M. Olmert
                            Title: Secretary


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